FIRST AMENDMENT TO FIFTH
AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Fifth Amended and Restated Credit Agreement (the “Amendment”) is made as of August 23, 2013, by and among Inland Real Estate Corporation (the “Borrower”), KeyBank National Association, individually and as “Administrative Agent,” and the “Lenders” as shown on the signature pages hereof.
R E C I T A L S
A.    Borrower, Administrative Agent and the Lenders have entered into a Fifth Amended and Restated Credit Agreement dated as of August 21, 2012, as reformed and modified by a Reformation and Modification thereof dated April 23, 2013 but effective as of August 21, 2012 (as amended, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.
B.    The Borrower, Administrative Agent and the Lenders now desire to amend the Credit Agreement in order to extend the Facility Termination Date thereunder, increase the Aggregate Commitment and to modify certain of the other provisions contained therein.
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1.The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.
2.    This Amendment shall be effective from and after the date (the “Effective Date”) on which this Amendment has been executed by Borrower and the Lenders and all fees due to the Administrative Agent and the Lenders in connection with the execution and delivery of this Amendment have been paid in full.
3.    Pursuant to Section 2.4 of the Credit Agreement, at Borrower’s request, KeyBank National Association hereby agrees to increase its commitment as of the Effective Date by $5,000,000 to a total of $35,000,000 so that the Aggregate Commitment as of the Effective Date shall be $180,000,000. Borrower and Administrative Agent shall arrange for KeyBank’s purchase of shares of outstanding Loans held by the other Lenders in accordance with Section 2.4 so that the outstanding Advances held by the Lenders as of the close of business on the Effective Date shall reflect the revised Percentages resulting from such increased Commitment.
4.    The following definitions in Article I of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“Capitalization Rate” means 7.25%.
"Facility Termination Date" means August 22, 2017, subject to extension as provided in Section 2.3.
"Implied Debt Service" means, as of any date, an imputed annual amount of principal and interest that would be due on a principal amount equal to all Unsecured Indebtedness outstanding on such date (including without limitation all reimbursement obligations on account of letters of credit then outstanding) if such principal amount were a fully amortizing loan with equal monthly payments of principal and interest over a period of thirty years at a per annum interest rate equal to the greater of (a) 6.50% and (b) the sum of (i) the then current yield on obligations of the United States Treasury having the closest maturity date to the tenth (10th) anniversary of such date of calculation, and (ii) 2.50%.
“Unsecured Indebtedness” means all Consolidated Outstanding Indebtedness that is not Secured Indebtedness, including without limitation the Convertible Notes. Notwithstanding the foregoing, Unsecured Indebtedness shall include Recourse Indebtedness that is solely secured by ownership interests in another Person that owns a Project which is encumbered by a Lien securing Indebtedness.
“Unused Fee Percentage” means, with respect to any day during a calendar quarter, (i) 0.25% per annum, if the sum of the Advances and Facility Letter of Credit Obligations outstanding on such day is 50% or more of the Aggregate Commitment, or (ii) 0.30% per annum if the sum of the Advances and Facility Letter of Credit Obligations outstanding on such day is less than 50% of the Aggregate Commitment.
5.    Section 2.3 of the Credit Agreement, titled Extension, is hereby amended by deleting the phrase "an extension fee to the Administrative Agent for the account of the Lenders equal to two-tenths of one percent (0.20%) of the then-current Aggregate Commitment" from the end of Section 2.3 and replacing it with the phrase "an extension fee to the Administrative Agent for the account of the Lenders equal to fifteen one hundredths of one percent (0.15%) of the then-current Aggregate Commitment."
6.    Section 2.4 of the Credit Agreement, titled Termination or Increase in Aggregate Commitment, is hereby amended by (i) deleting the two references to “$275,000,000” and replacing them with references to “$270,000,000” and (ii) deleting the two references to “$175,000,000” and replacing them with references to “$180,000,000”.
7.    Section 6.13 of the Credit Agreement, titled Delivery and Release of Subsidiary Guaranties, is hereby amended by deleting the existing section and replacing it with the following:

“6.13    Delivery and Release of Subsidiary Guaranties.
(a)    Borrower shall cause each of its existing Subsidiaries (other than a Subsidiary which is a single-purpose entity which owns only Projects subject to Secured Indebtedness and which has restrictions on the creation of additional Indebtedness and other safeguards typically imposed on such single-purpose entities in secured financings) to execute and deliver to the Administrative Agent the Subsidiary Guaranty. Within 10 days after the later of the date Borrower forms or acquires any Subsidiary or the date such Subsidiary first owns a Project, Borrower shall cause such Subsidiary (other than Subsidiaries excluded under the parenthetical in the preceding sentence) to execute and deliver to the Administrative Agent a joinder in the Subsidiary Guaranty, together with supporting organizational and authority documents and opinions similar to those provided with respect to the Borrower under Section 4.1 hereof. If a Subsidiary that is initially not required to deliver a Subsidiary Guaranty under the parenthetical in the first sentence is later not precluded from doing so, then Borrower shall cause such Subsidiary to deliver a Joinder to Guaranty (in the form attached as Exhibit A to the form of Subsidiary Guaranty attached hereto as Exhibit F) and such supporting documents and opinions at that time. If a Subsidiary Guarantor has sold its Projects and has liquidated all of its other assets and applied all of the proceeds of such liquidation in accordance with the terms of the Loan Documents and its organizational documents, such Subsidiary Guarantor shall be released from the Subsidiary Guaranty or from any other liability it may have undertaken with respect to the Obligations. In addition, from time to time Borrower may request, upon not less than five (5) Business Days prior written notice to the Administrative Agent, that the Subsidiary owning a Qualifying Unencumbered Property be released from the Subsidiary Guaranty, or that any Qualifying Unencumbered Property be released from such status in whole or in part, which release shall be effected by the Administrative Agent if the following conditions are then satisfied:
(i)    Borrower shall have delivered a compliance certificate as described in Section 6.1(e) showing pro forma compliance with all of the covenants set forth in this Agreement after giving effect to such release; and
(ii)    If after giving effect to such release (and taking into account any concurrent addition of a new Qualifying Unencumbered Property), the resulting reduction in the Unencumbered Asset Value and Adjusted Unencumbered NOI would cause a breach of either of Sections 6.21(d) or 6.21(f), Borrower shall have repaid such Advances, if any, as may be required to reduce the outstanding Advances to the maximum amount of Advances that can be outstanding without creating such a breach.
(b)     Notwithstanding the foregoing, the Administrative Agent shall not be obligated to release any such Subsidiary from the Subsidiary Guaranty if (i) such Subsidiary owns any other Qualifying Unencumbered Properties that are not being so released from such status or (ii) a Default or Unmatured Default has occurred and is then continuing.
(c)    The Subsidiary Guaranty shall continue in full force and effect until such date as Borrower has delivered to the Administrative Agent evidence that Borrower has obtained an Investment Grade Rating from at least two (2) of Moody’s, Fitch and S&P. Within five (5) Business Days after the date on which such requirement is met, provided that no Default or Unmatured Default has occurred and is then continuing, the Administrative Agent will execute and deliver on behalf of the Lenders such documents as may be required to terminate the Subsidiary Guaranty in its entirety and to release the Subsidiary Guarantors from any further liability thereunder.
(d)    In the event that, at any time following a release of the Subsidiary Guaranty in accordance with Section 6.13(c), (i) any Subsidiary shall incur any Guarantee Obligations with respect to any Indebtedness of Borrower, any other member of the Consolidated Group or any Investment Affiliate, or (ii) any Subsidiary which owns a Qualifying Unencumbered Property shall incur any Recourse Indebtedness, the requirement for a Subsidiary Guaranty shall be reinstated as to such Subsidiary and, not later than five (5) Business Days after such event, Borrower shall cause such Subsidiary to execute and deliver to the Administrative Agent a new Subsidiary Guaranty in the form of Exhibit F, or if such a Subsidiary Guaranty has previously executed by other Subsidiaries, to execute and deliver to the Administrative Agent a joinder thereto in the form of Exhibit A attached to such form of Subsidiary Guaranty.
8.    Section 6.20 of the Credit Agreement, titled Consolidated Net Worth, is hereby deleted and replaced with the following:
"6.20.    Consolidated Net Worth. The Borrower shall maintain a Consolidated Net Worth of not less than $750,000,000 plus eighty percent (80%) of the equity contributions or sales of treasury stock received by the Borrower after the Effective Date of the First Amendment to this Agreement."

9.    Section 6.21 of the Credit Agreement, titled Indebtedness and Cash Flow Covenants, is hereby amended by deleting subsection (e) thereof in its entirety and replacing it with the following: "(e) the Unencumbered Asset Value to be less than $500,000,000;"
10.    Section 7.6 of the Credit Agreement, in Article VII which is titled Defaults, is hereby amended by deleting the phrase "any Recourse Indebtedness, regardless of amount," in the first and second lines thereof and replacing it with the phrase "any Recourse Indebtedness in excess of $25,000,000 in the aggregate".
11.    Schedule 8 to the Credit Agreement is hereby deleted in its entirety and replaced by Schedule 8 (Revised) attached to this Amendment.
12.    Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Unmatured Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and Borrower has no offsets or claims against any of the Lenders.
13.    The undersigned Subsidiaries of the Borrower, having executed and joined in this Amendment as shown below, jointly and severally, hereby (i) approve and ratify this Amendment, (ii) confirm that they have previously joined in, or hereby join in, the Subsidiary Guaranty, that they are Subsidiary Guarantors under the Subsidiary Guaranty and that their obligations under the Subsidiary Guaranty will continue in full force and effect and (iii) agree to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Subsidiary Guaranty.
14.    As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.
15.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
[Signature pages follow.]

IN WITNESS WHEREOF, the Borrower and the Required Lenders have executed this Amendment as of the date first above written.
BORROWER:
INLAND REAL ESTATE CORPORATION

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

2901 Butterfield Road
Oak Brook, Illinois
Phone: 630-218-7351
Facsimile: 630-218-7350
Attention: Mark E. Zalatoris
zalatoris@inlandrealestate.com

The undersigned, being all of the Subsidiary Guarantors, hereby consent to the foregoing Amendment to the Loan Agreement.

INLAND NANTUCKET SQUARE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND LANSING SQUARE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND EASTGATE SHOPPING CENTER, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND TWO RIVERS PLAZA, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:     Executive Vice President and Chief
Financial Officer

INLAND ELMWOOD PARK, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND PARK CENTER PLAZA, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND V. RICHARDS PLAZA, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND GATEWAY SQUARE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND SCHAUMBURG PROMENADE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND BRUNSWICK MARKETPLACE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND MEDINA MARKETPLACE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND REAL ESTATE-ILLINOIS, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND MAPLE PARK PLACE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND RIVER SQUARE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND SIX CORNERS, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND REAL ESTATE LB I, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate LB 1 Corporation,
a Delaware corporation, its sole shareholder

By:    Inland Real Estate Corporation, a Maryland
corporation, its sole shareholder

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND SKOKIE FASHION SQUARE II, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate – Illinois, L.L.C., a
Delaware limited liability company, its sole
member

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND WEST RIVER CROSSINGS, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND HICKORY CREEK, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND 250 GOLF SCHAUMBURG, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND 1738 HAMMOND, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND PLYMOUTH COLLECTION, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND FREEPORT SOUTHWEST AVENUE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND BAYTOWNE SQUARE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND RYAN, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND REAL ESTATE HAMILTON, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND 200 CELEBRATION PLACE DELAWARE BUSINESS TRUST, a Delaware business trust

By:    Inland 200 Celebration Place, L.L.C., a
Delaware limited liability company, its
Signatory Trustee

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND HUTCHINSON, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND MANAKATO HEIGHTS, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND NORTH AURORA VENTURE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND ROCHESTER MARKETPLACE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND REAL ESTATE UNIVERSITY CROSSINGS, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND WAUCONDA CROSSINGS, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND APACHE SHOPPES, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND BERGEN PLAZA, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND CHESTNUT COURT, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND ELMHURST CITY CENTRE, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND ORLAND LAGRANGE RD. OUTLOT, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND REAL ESTATE HIGHWAY 41, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND ST. JAMES CROSSING, L.L.C.,
a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND WAUCONDA SHOPPING CENTER, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND DOWNERS GROVE MARKETPLACE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

DISCOUNT RETAIL VENTURE II DST,
a Delaware statutory trust

By:    Inland Exchange Venture Corporation,
a Delaware corporation,
its authorized signatory trustee

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND TFM LINCOLNSHIRE, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

RETAIL FUND GREENTREE, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

RETAIL FUND GREENTREE OUTLOT, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND MAPLEVIEW, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

PTI FT. WAYNE, LLC, a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

RETAIL FUND RAVINIA, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND SHOWPLACE, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member
and manager

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND LAKEMOOR, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND WARSAW, L.L.C., a Delaware limited liability company

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole member

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

WINFIELD COMMERCIAL INVESTMENTS, L.L.C., a Delaware limited liability company

By:    Inland Venture Corporation, a Delaware
corporation, its sole member

By:    Inland Real Estate Corporation,
a Maryland corporation, its sole
shareholder

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND FREE MPV, L.L.C., a Delaware limited
liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation, a Maryland
corporation, its sole member and manager

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

INLAND J.8K, L.L.C., a Delaware limited liability company

By:    IN Retail Fund, L.L.C., a Delaware limited
liability company, its manager

By:    IN Retail Manager, L.L.C., a Delaware
limited liability company, its manager

By:    Inland Real Estate Corporation, a Maryland
corporation, its sole member and manager

By:    /S/ BRETT A. BROWN
Name:    Brett A. Brown
Title:    Executive Vice President and Chief
Financial Officer

KEYBANK NATIONAL ASSOCIATION,
Individually and as Administrative Agent

By:    /S/ NATHAN WEYER
Name: Nathan Weyer
Title: Vice President

1200 Abernathy Road NE, Suite 1550
Atlanta, GA 30328
Phone: (770) 510-2130
Facsimile: (770) 510-2195
Attention: Nathan Weyer
Email: Nathan_Weyer@KeyBank.com

With a copy to:

KeyBank National Association
KeyBank Real Estate Capital
Mailcode OH-01-49-0424
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144
Phone: (216) 813-1603
Facsimile: (216) 370-6206
Attention: John P. Hyland

BANK OF AMERICA, N.A.,
Individually and as Co-Syndication Agent

By:    /S/ JACQUI DESMOND
Name:    Jacqui Desmond
Title:    Senior Vice President

Bank of America, N.A.
101 South Tryon Street
NC1-007-11-15
Charlotte, NC 28255-0001
Phone: (980) 386-7296
Facsimile: (980) 386-6434
Attention: Kay P. Ostwalt
Email: kay.p.ostwalt@baml.com

WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as Co-Syndication Agent

By:    /S/ WINITA LAU
Name: Winita Lau
Title: Vice President

Wells Fargo Bank
10 South Wacker Drive
Chicago, IL 60606
Phone: (312) 269-4809
Facsimile: (312) 782-0969
Attention: Karen Skutt
Email: karen.t.skutt@wellsfargo.com

RBS CITIZENS, NATIONAL ASSOCIATION,
d/b/a CHARTER ONE, Individually and as
Co-Documentation Agent

By:    /S/ DONALD W. WOODS
Print Name:    Donald W. Woods
Title:    SVP

RBS Citizens, d/b/a Charter One
1215 Superior Avenue, 6th Floor
Cleveland, OH 44114
Phone: (216) 277-0199
Facsimile: (216) 277-4607
Attention: Donald W. Woods
Email: donald.w.woods@rbscitizens.com

BANK OF MONTREAL,
Individually and as Co-Documentation Agent

By:    /S/ AARON LANSKI
Print Name:    Aaron Lanski
Title:    Managing Director

Bank of Montreal
115 South LaSalle Street, 5 East
Chicago, IL 60603
Phone: (312) 461-6364
Facsimile: (312) 461-2968
Attention: Aaron Lanski
Email: aaron.lanski@harrisbank.com

PNC BANK, NATIONAL ASSOCIATION

By:    /S/ JOEL DALSON
Print Name:    Joel Dalson
Title:    Vice President

PNC Real Estate
One North Franklin Street, Suite 2150
C-L01-21
Chicago, IL 60606
Phone: (312) 338-2226
Facsimile: (312) 384-4623
Attention: Joel G. Dalson
Email: joel.dalson@pnc.com

SCHEDULE 8 (Revised)
APPLICABLE MARGINS AND FACILITY FEE PERCENTAGES
Prior to the date that Borrower obtains an Investment Grade Rating from at least two (2) of Moody’s, Fitch and S&P, the interest due hereunder with respect to the Advances shall vary from time to time and shall be determined by reference to the Type of Advance and the then-current Leverage Ratio. Any such change in the Applicable Margin shall be made on the fifth (5th) day subsequent to the date on which the Administrative Agent receives a compliance certificate pursuant to Section 6.1(e) with respect to the preceding fiscal quarter of Borrower, provided that the Administrative Agent does not object to the information provided in such certificate. In the event any such compliance certificate is not delivered by Borrower when due under Section 6.1(e) the Administrative Agent shall have the right, if so directed by the Required Lenders, to increase the Applicable Margins to the next higher level until such compliance certificate is delivered, by delivering written notice thereof to Borrower. Such changes shall be given prospective effect only, and no recalculation shall be done with respect to interest or Facility Letter of Credit Fees accrued prior to the date of such change in the Applicable Margin. If any such compliance certificate shall later be determined to be incorrect and as a result a higher Applicable Margin should have been in effect for any period, Borrower shall pay to the Administrative Agent for the benefit of the Lenders all additional interest and fees which would have accrued if the original compliance certificate had been correct, as shown on an invoice to be prepared by the Administrative Agent and delivered to Borrower, on the next Payment Date following delivery of such invoice. The per annum Applicable Margins that will be either added to the Alternate Base Rate to determine the Floating Rate or added to LIBOR Base Rate (as adjusted for any Reserve Requirement) to determine the LIBOR Rate for any LIBOR Interest Period (the “Leverage Based Pricing Grid”) shall be determined as follows:

Leverage Based Pricing Grid
Leverage Ratio	LIBOR Applicable Margin	ABR Applicable Margin
< 45%	1.50%	0.50%
> 45%, < 50%	1.70%	0.70%
> 50%, < 55%	1.85%	0.85%
> 55%	2.05%	1.05%

After Borrower has obtained an Investment Grade Rating from at least two (2) of Moody’s, Fitch and S&P, the Applicable Margins thereafter shall vary from time to time and shall be determined by reference to the Type of Advance and the then-current Credit Ratings of Borrower, and the Facility Fee Percentage shall be similarly determined. The change from the Leverage Based Pricing Grid above to the Rating Based Pricing Grid below shall be effective as of the first day of the first calendar month immediately following the month in which the Administrative Agent receives written notice delivered by the Borrower that it has achieved such two (2) Investment Grade Ratings. Any subsequent change in any of the Borrower’s Credit Ratings which would cause a different level to be applicable shall be effective as of the first day of the first calendar month immediately following the month in which the Administrative Agent receives written notice delivered by the Borrower that such change in a Credit Rating has occurred; provided, however, if the Borrower has not delivered the notice required but the Administrative Agent becomes aware that any of the Borrower’s Credit

Ratings have changed, then the Administrative Agent shall adjust the level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware of such change in Borrower’s Credit Ratings. The per annum Applicable Margins that will be either added to the Alternate Base Rate to determine the Floating Rate or added to LIBOR Base Rate (as adjusted for any Reserve Requirement) to determine the LIBOR Rate for any LIBOR Interest Period and the Facility Fee Percentage (the “Ratings Based Pricing Grid”) shall be determined as follows:

Ratings Based Pricing Grid
Credit Rating (S&P/Fitch/Moody’s)	LIBOR Applicable Margin	ABR Applicable Margin	Facility Fee Percentage
At least A- or A3	0.90%	0.00%	0.15%
At least BBB+ or Baa1	1.00%	0.00%	0.15%
At least BBB or Baa2	1.10%	0.10%	0.20%
At least BBB- or Baa3	1.30%	0.30%	0.30%
Below BBB- and Baa3	1.70%	0.70%	0.35%

If the rating agencies assign Credit Ratings which correspond to two different but adjacent levels in the Ratings Based Pricing Grid, the Applicable Margins and Facility Fee Percentage will be determined based on the level corresponding to the lower of such two adjacent levels of Credit Ratings. If the rating agencies assign Credit Ratings which correspond to either three different levels in the Ratings Based Pricing Grid or to two different, non-adjacent levels in the Ratings Based Pricing Grid, the Applicable Margins and Facility Fee Percentage will be determined based on the level which is one (1) level above the lowest of such Credit Ratings. If Borrower ceases to be rated by two (2) or more of Moody’s, Fitch and S&P, the Facility Fee Percentage shall be 0.40% and the Applicable Margins shall instead be calculated based on the Leverage Based Pricing Grid, effective in each case as of the first day of the first calendar month immediately following the month in which the Administrative Agent receives written notice delivered by the Borrower that such cessation has occurred; provided, however, if the Borrower has not delivered the notice required but the Administrative Agent becomes aware of such cessation, then the Administrative Agent shall adjust the level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware of such cessation.